 As filed with the Securities and Exchange Commission on April 26, 2001.

                                                    Registration No. 333-_______
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                       ________________________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
                                FRIEDMAN'S INC.
              (Exact Name of Issuer as Specified in its Charter)

                Delaware                                     58-2058362
     (State or Other Jurisdiction of                      (I.R.S. Employer
     Incorporation or Organization)                    Identification Number)

                              4 West State Street
                            Savannah, Georgia 31401
                                (912) 233-9333
  (Address, including zip code, and telephone number of principal executive offices)

                                FRIEDMAN'S INC.
       AMENDED AND RESTATED 1994 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                           (Full Title of the Plan)

                               VICTOR M. SUGLIA
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                FRIEDMAN'S INC.
                              4 West State Street
                            Savannah, Georgia 31401
                                (912) 233-9333
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                            _______________________

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                           Proposed                  Proposed
    Title of Securities            Amount to               Maximum                   Maximum              Amount of
      to be Registered           be Registered          Offering Price              Aggregate          Registration Fee
                                                          Per Share               Offering Price
-------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01           75,000                 $6.575(1)             $493,125(1)           $123.28
 par value per share
-------------------------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average of the high and low prices of a share of the Registrant's Common Stock reported on the Nasdaq National Market on April 23, 2001.

 As filed with the Securities and Exchange Commission on April 26, 2001.
                                                    Registration No. 333-_______
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                       ________________________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
                                FRIEDMAN'S INC.
              (Exact Name of Issuer as Specified in its Charter)

                Delaware                                     58-2058362
     (State or Other Jurisdiction of                      (I.R.S. Employer
     Incorporation or Organization)                    Identification Number)

                              4 West State Street
                            Savannah, Georgia 31401
                                (912) 233-9333
  (Address, including zip code, and telephone number of principal executive offices)

                                FRIEDMAN'S INC.
                         1999 LONG-TERM INCENTIVE PLAN
                           (Full Title of the Plan)

                               VICTOR M. SUGLIA
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                FRIEDMAN'S INC.
                              4 West State Street
                            Savannah, Georgia 31401
                                (912) 233-9333
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                            _______________________

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                           Proposed                  Proposed
    Title of Securities            Amount to               Maximum                   Maximum              Amount of
      to be Registered           be Registered          Offering Price              Aggregate          Registration Fee
                                                          Per Share               Offering Price
-------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01            500,000              $6.575 (1)               $3,287,500 (1)           $821.88
 par value per share
-------------------------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average of the high and low prices of a share of the Registrant's Common Stock reported on the Nasdaq National Market on April 23, 2001.

                                    PART I
             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION

     The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     Upon written or oral request, Friedman's Inc. (the "Company") will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the
Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents requested to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information should be directed to Victor M. Suglia, Senior Vice President and Chief Financial Officer, at the address on the cover of this Registration Statement.


                                    PART II
                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the Company (File No. 000-22356) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference and are deemed to be a part hereof from the date of the filing of such documents:

     (1) The Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2000.

     (2) The Company's Quarterly Report on Form 10-Q for the quarter ended December 30, 2000.

     (3) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since September 30, 2000.

     (4) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, dated September 9, 1993, filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description.

     (5)  All other documents subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

     Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.  Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Incorporated by reference from the Company's Registration Statement on Form S-8 (File No. 333-73271) dated March 3, 1999.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable.

ITEM 8.  EXHIBITS

     The exhibits listed in the Exhibit Index are filed as part of this Registration Statement.

ITEM 9.  UNDERTAKINGS

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of the securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                        (Signatures on following page)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Savannah, State of Georgia, on April 26, 2001.


                                        FRIEDMAN'S INC.


                                        By: /s/ Victor M. Suglia
                                           -----------------------------
                                             Victor M. Suglia
                                             Senior Vice President -
                                             Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on 26th day of April, 2001.


 /s/ Bradley J. Stinn                   Chairman of the Executive Committee,
-----------------------------           President and Chief Executive Officer
Bradley J. Stinn

 /s/ Sterling B. Brinkley               Chairman of the Board of Directors
-----------------------------
Sterling B. Brinkley

 /s/ John E. Cay, III                   Director
-----------------------------
John E. Cay, III

                                        Director
-----------------------------
Robert W. Cruickshank

 /s/ David B. Parshall                  Director
-----------------------------
David B. Parshall

                                        Director
-----------------------------
Mark C. Pickup

 /s/ Victor M. Suglia                   Senior Vice President-Chief Financial
-----------------------------           Officer (Principal Financial and
Victor M. Suglia                        Accounting Officer)

                                                   Registration No. 333-________


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ____________________________

                              EXHIBITS FILED WITH

                            REGISTRATION STATEMENT

                                  ON FORM S-8

                                     UNDER

                          THE SECURITIES ACT OF 1933

                         ____________________________

                                Friedman's Inc.
                              4 West State Street
                            Savannah, Georgia 31401
                                (912) 233-9333

                                 EXHIBIT INDEX
                                      TO
                      REGISTRATION STATEMENT ON FORM S-8

    Exhibit Number                              Description
    --------------                              -----------
            4.1         Certificate of Incorporation of the Registrant, as amended
                        (incorporated by reference from Exhibit 4(a) to the
                        Registrant's Registration Statement on Form S-8 (File No.
                        333-17755) filed on March 21, 1997).

            4.2         Bylaws of the Registrant (incorporated by reference from
                        Exhibit 3.2 to the Registrant's Registration Statement on Form
                        S-1 (File No. 33-67662), and all amendments thereto, originally filed on August 19, 1993).

            4.3         See Exhibits 4.1 and 4.2 for provisions of the Certificate of
                        Incorporation and Bylaws of the Registrant defining the rights of holders of Class A and Class B Common Stock of the
                        Registrant.

            4.4         Friedman's Inc. 1999 Long-Term Incentive Plan (incorporated by reference from Exhibit 99 to Registrant's Registration
                        Statement on Form S-8 (File No. 333-73271) filed on March 3,
                        1999).

          4.4.1         Amendment No. 1 to Friedman's Inc. 1999 Long-Term Incentive
                        Plan.

            4.5         Friedman's Inc. Amended and Restated 1994 Stock Option Plan for
                        Outside Directors (incorporated by reference from Exhibit 4(c)
                        of the Registrant's Registration Statement on Form S-8 (File No.
                        333-17755) filed on March 21, 1997).

          4.5.1         Amendment No. 1 to Friedman's Inc. Amended and Restated 1994
                        Stock Option Plan for Outside Directors.

              5 Opinion of Alston & Bird LLP as to the legality of the securities to be issued.

           23.1         Consent of Alston & Bird LLP (contained in its opinion filed herewith as Exhibit 5 and incorporated herein by reference)

           23.2         Consent of Ernst & Young LLP